UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



    Florida                        000-30486                  65-0738251
    -------                        ---------                  ----------
    (State or Other                (Commission                (IRS Employer
    Jurisdiction of                File Number)               Identification
    Incorporation)                                                Number)


     420 Lexington Avenue, New York, New York             10170
     ----------------------------------------             -----
     (Address of Principal Executive Offices)             (Zip Code)


     Registrant's telephone number, including area code:  (646) 227-1600
                                                          --------------


                                      N/A
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         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On June 14, 2005, Advanced Communications Technologies, Inc. (the "Company") issued a press release announcing the issuance of an open letter to its shareholders. The Company's open letter to shareholders discloses material non-public information regarding the Company's results of operations or financial condition for certain completed quarterly or annual fiscal periods. A copy of the press release is attached as Exhibit 99.1, and the information in
Exhibit 99.1 is incorporated herein by reference.

      The information in Item 2.02 and Item 9.01(c) in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1 Advanced Communications Technologies, Inc.'s Press Release issued June 14, 2005


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  June 17, 2005        By: /s/ Wayne I. Danson
                                ---------------------------------------
                                 Chief Executive Officer, President and
                                 Chief Financial Officer
                                 (principal financial officer)

                                  EXHIBIT INDEX


           Exhibit Number          Description

           99.1 Advanced Communications Technologies, Inc.'s Press Release issued June 14, 2005